Exhibit 99.1

Delinquencies and Net Charge-Offs

The following Supplemental Data provides historical information relating to (1) delinquency experience as of the dates indicated for a specific subset of OnDeck’s daily, weekly and monthly pay U.S. term loans and lines of credit (as indicated in the headings below), including both on-balance sheet loans and loans sold to investors, as further described in Item 7.01 of the Current Report on Form 8-K to which this Exhibit 99.1 is attached, (2) static pool net charge-off data for such term loans originated in the particular year or quarter specified in such net charge-off table and (3) annualized net charge-off data for such term loans and lines of credit (as indicated in the headings below) as of the particular year or quarter specified in such annualized net charge-off table.

Term Loan Delinquency Experience1, 2

	5/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Number of Term Loans Outstanding	18,611	18,027	11,941	10,473	19,576	21,116
Aggregate Unpaid Principal Balance	$962,542,225	$958,035,405	$564,833,713	$402,659,159	$855,865,052	$892,216,278
Unpaid Principal Balance of Past Due Term Loans
1-14 missed payment factor	$24,872,056	$41,980,019	$15,395,906	$14,295,617	$27,496,165	$29,859,987
15-29 missed payment factor	$26,159,878	$25,013,844	$7,018,340	$11,737,335	$18,005,152	$17,017,747
30-44 missed payment factor	$19,192,261	$20,890,824	$5,985,236	$4,681,417	$13,677,209	$12,643,866
45-59 missed payment factor	$17,692,754	$14,293,284	$4,307,708	$3,017,883	$12,827,053	$12,090,837
60+ non-write off paying	$20,153,781	$15,727,287	$14,702,587	$50,240,781	$17,877,544	$18,208,895
60+ non-write off not paying	$17,410,277	$12,841,244	$6,794,343	$15,395,179	$26,591,630	$11,970,251
Total 61+ missed payment factor	$37,564,059	$28,568,531	$21,496,930	$65,635,960	$44,469,174	$30,179,146
Term Loans past due as a % of Unpaid Principal Balance
1-14 missed payment factor	2.58%	4.38%	2.73%	3.55%	3.21%	3.35%
15-29 missed payment factor	2.72%	2.61%	1.24%	2.91%	2.10%	1.91%
30-44 missed payment factor	1.99%	2.18%	1.06%	1.16%	1.60%	1.42%
45-59 missed payment factor	1.84%	1.49%	0.76%	0.75%	1.50%	1.36%
60+ non-write off paying	2.09%	1.64%	2.60%	12.48%	2.09%	2.04%
60+ non-write off not paying	1.81%	1.34%	1.20%	3.82%	3.11%	1.34%

[1]

The delinquency experience is measured by the missed payment factors of the term loans in the Term Loan Comparable Serviced Portfolio. The missed payment factor of a daily pay loan is the sum of the total past due amount of scheduled loan payments thereunder divided by the required daily scheduled loan payment thereunder plus the number of scheduled loan payment dates (if any) past the maturity date on which scheduled loan payment were due but not received on such loan. The missed payment factor of a weekly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per week and the missed payment factor of a monthly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per month.

[2]	Paid off Term Loans are viewed as $0 Unpaid Principal Balance.

Line of Credit Delinquency Experience3, 4

	5/31/2023	12/31/2022	12/31/2021	12/31/2020	12/31/2019	12/31/2018
Number of Lines of Credit Outstanding	17,903	19,653	16,439	15,429	16,661	15,216
Aggregate Unpaid Principal Balance	$292,079,434	$282,578,039	$187,643,664	$155,593,731	$270,422,715	$181,048,041
Unpaid Principal Balance of Past Due Term Loans
1-14 missed payment factor	$5,449,889	$7,489,138	$2,786,026	$3,091,384	$5,563,570	$3,142,169
15-29 missed payment factor	$4,634,710	$4,472,181	$1,238,956	$1,553,437	$3,390,316	$2,057,493
30-44 missed payment factor	$4,340,851	$3,469,618	$909,273	$925,211	$3,085,334	$1,808,989
45-59 missed payment factor	$4,010,307	$2,363,179	$640,011	$944,919	$2,326,662	$1,039,825
60+ non-write off paying	$5,421,863	$2,173,499	$2,066,119	$8,521,106	$1,950,686	$1,257,142
60+ non-write off not paying	$5,372,712	$1,596,704	$2,080,317	$4,316,759	$5,099,434	$3,255,459
Total 61+ missed payment factor	$10,794,575	$3,770,203	$4,146,436	$12,837,865	$7,050,120	$4,512,602
Term Loans past due as a % of Unpaid Principal Balance
1-14 missed payment factor	1.87%	2.65%	1.48%	1.99%	2.06%	1.74%
15-29 missed payment factor	1.59%	1.58%	0.66%	1.00%	1.25%	1.14%
30-44 missed payment factor	1.49%	1.23%	0.48%	0.59%	1.14%	1.00%
45-59 missed payment factor	1.37%	0.84%	0.34%	0.61%	0.86%	0.57%
60+ non-write off paying	1.86%	0.77%	1.10%	5.48%	0.72%	0.69%
60+ non-write off not paying	1.84%	0.57%	1.11%	2.77%	1.89%	1.80%

[3]

The delinquency experience is measured by the missed payment factors of the line of credit loans in the Line of Credit Comparable Serviced Portfolio. The missed payment factor of a daily pay loan is the sum of the total past due amount of scheduled loan payments thereunder divided by the required daily scheduled loan payment thereunder plus the number of scheduled loan payment dates (if any) past the maturity date on which scheduled loan payment were due but not received on such loan. The missed payment factor of a weekly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per week and the missed payment factor of a monthly pay loan is calculated utilizing the same methodology, normalized to account for loans with only one scheduled payment per month. Historically, line of credit loans have been weekly pay loans.

[4]	Dormant Lines of Credit are viewed as $0 Unpaid Principal Balance.

Term Loan Cumulative Net Charge-Off Experience5

Origination Vintages (based on calendar year or quarter): Overall

	2023 Q1	2022 Q4	2022 Q3	2022 Q2	2022 Q1	2021	2020	2019	2018
Number of Loans Originated	5,515	5,843	6,158	5,349	5,647	15,091	10,944	28,717	31,070
Aggregate Original Principal Balance	$422,118,427	$458,118,916	$453,223,665	$367,258,975	$368,491,207	$951,026,442	$658,440,346	$1,708,671,260	$1,835,659,879

Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[6]
Months Since Origination
1	0.00%	0.03%	0.00%	0.00%	0.00%	0.03%	0.01%	0.03%	0.04%
2	0.00%	0.07%	0.00%	0.00%	0.05%	0.09%	0.15%	0.07%	0.10%
3		0.21%	0.39%	0.20%	0.27%	0.30%	0.39%	0.23%	0.28%
4		1.05%	1.52%	1.43%	0.94%	0.89%	0.73%	0.83%	0.82%
5		2.55%	2.85%	2.70%	2.04%	1.83%	1.33%	1.72%	1.76%
6			4.27%	4.28%	2.95%	2.68%	1.93%	2.57%	2.78%
7			5.67%	5.79%	4.14%	3.76%	2.75%	3.58%	3.81%
8			6.97%	7.13%	5.10%	4.50%	3.59%	4.54%	4.69%
9				8.22%	5.93%	5.25%	4.28%	5.45%	5.46%
10				9.24%	6.79%	5.85%	4.75%	6.35%	5.95%
11				9.88%	7.27%	6.42%	5.14%	7.01%	6.40%
12					7.90%	6.76%	5.42%	7.59%	6.78%
13					8.27%	7.01%	5.67%	8.06%	7.11%
14					8.48%	7.24%	5.78%	8.54%	7.34%
15						7.44%	5.96%	8.87%	7.56%
16						7.63%	6.08%	9.17%	7.75%
17						7.77%	6.19%	9.34%	7.96%
18							6.29%	9.51%	8.09%
19							6.40%	9.61%	8.23%
20							6.43%	9.70%	8.29%
21							6.48%	9.79%	8.36%
22							6.50%	9.89%	8.41%
23							6.54%	9.95%	8.44%
24							6.60%	9.99%	8.47%
25							6.64%	10.03%	8.50%
26							6.67%	10.05%	8.52%
27							6.68%	10.08%	8.53%
28							6.69%	10.10%	8.54%
29							6.72%	10.11%	8.56%
30								10.11%	8.56%

[5]

The historical information in the tables in this section reflect net charge-offs in respect of the Term Loan Comparable Serviced Portfolio that were charged-off by the Seller in accordance with its then-existing policies and procedures. A Pooled Loan will be deemed a Charged-Off Loan under the Indenture if it is charged-off by the Seller in accordance with its Credit Policies or it has a Missed Payment Factor (i) in the case of Daily Pay Loans, higher than 60, (ii) in the case of Weekly Pay Loans, higher than 12 and (iii) in the case of Monthly Pay Loans, higher than 3. The data shown above for the referenced annual or quarterly vintages represents the loans originated during such year or quarter as a static pool, and illustrates how such vintages have performed given equivalent months of seasoning.

[6]

Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score < 470

	2023 Q1	2022 Q4	2022 Q3	2022 Q2	2022 Q1	2021	2020	2019	2018
Number of Loans Originated	65	5	224	259	297	834	331	1,034	1,753
Aggregate Original Principal Balance	$3,890,612	$302,230	$8,002,280	$9,132,452	$9,997,243	$27,059,170	$8,521,102	$26,174,248	$42,028,278

Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[7]
Months Since Origination
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.17%	0.00%	0.10%	0.24%
2	0.00%	0.00%	0.00%	0.00%	0.00%	0.21%	0.14%	0.15%	0.56%
3		0.00%	0.74%	0.49%	0.50%	0.71%	0.14%	0.39%	1.24%
4		0.00%	3.38%	5.69%	3.35%	3.08%	0.72%	2.51%	3.00%
5		0.00%	5.27%	8.83%	6.97%	8.10%	1.50%	4.61%	5.82%
6			9.09%	13.42%	10.80%	10.69%	3.27%	6.65%	9.05%
7			11.88%	15.34%	13.37%	13.63%	5.08%	8.66%	12.28%
8			15.07%	16.75%	16.28%	15.79%	5.96%	10.38%	14.08%
9				19.70%	17.56%	16.77%	6.65%	12.07%	15.15%
10				21.19%	18.81%	17.30%	7.65%	13.00%	15.85%
11				22.26%	19.74%	17.76%	8.59%	14.17%	16.22%
12					20.04%	17.98%	8.81%	14.43%	16.95%
13					20.26%	18.46%	9.45%	14.71%	17.32%
14					20.24%	18.59%	9.75%	14.87%	17.64%
15						18.60%	10.18%	15.63%	17.82%
16						18.64%	10.40%	15.78%	17.88%
17						18.70%	10.40%	15.80%	17.99%
18							10.40%	15.91%	18.02%
19							10.40%	15.91%	18.07%
20							10.40%	15.91%	18.08%
21							10.44%	15.91%	18.08%
22							10.44%	16.02%	18.07%
23							10.44%	16.02%	18.07%
24							10.44%	16.02%	18.07%
25							10.44%	16.02%	18.07%
26							10.44%	16.03%	18.07%
27							10.44%	16.03%	18.07%
28							10.44%	16.07%	18.07%
29							10.44%	16.07%	18.07%
30								16.07%	18.07%

[7]

Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 470-499

	2023 Q1	2022 Q4	2022 Q3	2022 Q2	2022 Q1	2021	2020	2019	2018
Number of Loans Originated	238	653	1,202	1,081	1,178	3,082	1,510	4,600	5,856
Aggregate Original Principal Balance	$16,531,885	$33,938,105	$62,178,248	$51,845,192	$55,453,636	$150,873,809	$57,734,557	$176,893,016	$229,466,667

Cumulative Net Charge-Offs (as a % of aggregate original principal balance) [8]

Months Since Origination
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.09%	0.05%
2	0.00%	0.00%	0.00%	0.00%	0.00%	0.06%	0.24%	0.28%	0.19%
3		0.57%	0.82%	0.30%	0.68%	0.55%	0.98%	0.79%	0.69%
4		2.08%	3.53%	3.25%	3.49%	1.96%	1.73%	2.21%	1.96%
5		6.13%	7.00%	5.56%	5.85%	4.40%	2.98%	4.75%	4.11%
6			8.98%	9.08%	7.64%	6.38%	3.96%	6.37%	6.21%
7			12.41%	11.31%	10.31%	9.50%	5.01%	8.38%	8.00%
8			14.65%	13.86%	12.68%	11.40%	6.98%	10.06%	9.77%
9				14.80%	14.43%	13.13%	7.73%	11.21%	11.13%
10				17.35%	15.69%	14.43%	8.55%	13.02%	12.12%
11				18.20%	16.50%	15.73%	9.48%	14.27%	12.75%
12					17.52%	16.38%	10.15%	15.15%	13.29%
13					17.65%	16.85%	10.53%	15.86%	13.82%
14					17.78%	17.09%	10.66%	16.32%	14.24%
15						17.52%	11.21%	16.82%	14.55%
16						17.78%	11.29%	17.11%	14.82%
17						18.20%	11.43%	17.27%	15.11%
18							11.49%	17.35%	15.23%
19							11.57%	17.40%	15.30%
20							11.61%	17.42%	15.44%
21							11.83%	17.50%	15.47%
22							11.83%	17.51%	15.51%
23							11.89%	17.63%	15.60%
24							12.03%	17.68%	15.64%
25							12.03%	17.68%	15.66%
26							12.03%	17.72%	15.67%
27							12.03%	17.77%	15.69%
28							12.06%	17.80%	15.71%
29							12.06%	17.80%	15.71%
30								17.80%	15.71%

[8]

Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 500-529

	2023 Q1	2022 Q4	2022 Q3	2022 Q2	2022 Q1	2021	2020	2019	2018
Number of Loans Originated	2,288	2,575	2,298	1,965	1,958	4,794	3,282	8,711	9,007
Aggregate Original Principal Balance	$145,131,823	$182,846,593	$160,783,399	$128,766,851	$123,053,409	$291,601,858	$176,638,609	$472,686,919	$496,682,710

Cumulative Net Charge-Offs (as a % of aggregate original principal balance) [9]

Months Since Origination
1	0.00%	0.05%	0.00%	0.00%	0.00%	0.06%	0.00%	0.03%	0.06%
2	0.00%	0.15%	0.00%	0.00%	0.08%	0.15%	0.24%	0.09%	0.14%
3		0.34%	0.54%	0.23%	0.14%	0.45%	0.60%	0.33%	0.35%
4		1.82%	1.88%	1.80%	0.66%	1.01%	1.19%	1.21%	1.29%
5		3.79%	3.47%	3.42%	1.95%	2.06%	2.19%	2.28%	2.53%
6			5.45%	5.19%	3.22%	3.12%	3.30%	3.48%	3.97%
7			6.83%	7.33%	4.83%	4.14%	4.46%	4.82%	5.23%
8			8.49%	9.07%	6.17%	4.97%	5.72%	6.34%	6.40%
9				10.90%	7.48%	5.97%	6.52%	7.66%	7.55%
10				11.87%	8.96%	6.71%	7.35%	9.07%	8.29%
11				12.77%	9.79%	7.58%	7.96%	9.99%	8.93%
12					10.78%	8.07%	8.35%	10.88%	9.32%
13					11.43%	8.44%	8.72%	11.56%	9.73%
14					11.85%	8.86%	8.89%	12.13%	10.01%
15						9.16%	9.06%	12.44%	10.22%
16						9.46%	9.17%	12.94%	10.54%
17						9.62%	9.28%	13.20%	10.81%
18							9.39%	13.41%	11.02%
19							9.62%	13.56%	11.19%
20							9.65%	13.65%	11.26%
21							9.68%	13.74%	11.41%
22							9.76%	13.94%	11.47%
23							9.82%	13.99%	11.53%
24							9.93%	14.07%	11.57%
25							10.01%	14.14%	11.60%
26							10.05%	14.19%	11.61%
27							10.08%	14.22%	11.62%
28							10.09%	14.22%	11.64%
29							10.11%	14.24%	11.68%
30								14.24%	11.68%

[9]

Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 530-559

	2023 Q1	2022 Q4	2022 Q3	2022 Q2	2022 Q1	2021	2020	2019	2018
Number of Loans Originated	1,971	1,680	1,579	1,297	1,366	3,833	3,341	8,336	8,263
Aggregate Original Principal Balance	$164,703,215	$150,975,963	$137,673,848	$107,133,473	$104,888,879	$275,298,612	$219,069,951	$541,210,531	$557,559,854

Cumulative Net Charge-Offs (as a % of aggregate original principal balance) [10]

Months Since Origination
1	0.00%	0.00%	0.00%	0.00%	0.00%	0.02%	0.02%	0.03%	0.02%
2	0.00%	0.00%	0.00%	0.00%	0.08%	0.06%	0.15%	0.03%	0.07%
3		0.05%	0.23%	0.21%	0.20%	0.15%	0.33%	0.15%	0.22%
4		0.23%	1.02%	0.60%	0.22%	0.51%	0.63%	0.63%	0.46%
5		1.43%	1.58%	1.58%	0.81%	0.83%	1.06%	1.44%	1.17%
6			2.39%	2.67%	1.17%	1.26%	1.40%	2.27%	1.94%
7			3.42%	3.88%	1.66%	1.86%	2.06%	3.17%	2.88%
8			4.28%	4.80%	1.91%	2.20%	2.55%	3.97%	3.60%
9				5.41%	2.23%	2.60%	3.28%	4.83%	4.14%
10				6.09%	2.71%	3.05%	3.64%	5.57%	4.50%
11				6.42%	2.88%	3.29%	3.87%	6.16%	4.97%
12					3.15%	3.55%	4.12%	6.70%	5.39%
13					3.45%	3.68%	4.42%	7.12%	5.68%
14					3.65%	3.87%	4.53%	7.72%	5.90%
15						3.95%	4.77%	8.11%	6.13%
16						4.12%	4.98%	8.40%	6.30%
17						4.18%	5.11%	8.57%	6.49%
18							5.16%	8.79%	6.65%
19							5.29%	8.93%	6.81%
20							5.32%	9.04%	6.86%
21							5.32%	9.15%	6.93%
22							5.33%	9.21%	6.98%
23							5.38%	9.30%	7.01%
24							5.40%	9.32%	7.05%
25							5.42%	9.32%	7.07%
26							5.47%	9.34%	7.10%
27							5.49%	9.37%	7.12%
28							5.50%	9.42%	7.13%
29							5.53%	9.43%	7.13%
30								9.43%	7.13%

[10]

Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Origination Vintages (based on calendar year or quarter): OnDeck Score 560+
	2023 Q1	2022 Q4	2022 Q3	2022 Q2	2022 Q1	2021	2020	2019	2018
Number of Loans Originated	953	930	855	747	848	2,548	2,480	6,036	6,191
Aggregate Original Principal Balance	$91,860,892	$90,056,025	$84,585,890	$70,381,006	$75,098,039	$206,192,993	$196,476,127	$491,706,545	$509,922,369

Cumulative Net Charge-Offs (as a % of aggregate original principal balance)[11]
Months Since Origination
1	0.00%	0.07%	0.00%	0.00%	0.00%	0.00%	0.03%	0.00%	0.00%
2	0.00%	0.07%	0.00%	0.00%	0.00%	0.03%	0.04%	0.00%	0.01%
3		0.07%	0.00%	0.00%	0.23%	0.07%	0.10%	0.01%	0.01%
4		0.46%	0.00%	0.14%	0.23%	0.14%	0.16%	0.10%	0.05%
5		0.57%	0.49%	0.21%	0.48%	0.14%	0.36%	0.24%	0.25%
6			1.19%	0.38%	0.48%	0.20%	0.65%	0.45%	0.47%
7			1.61%	0.59%	0.70%	0.27%	1.22%	0.86%	0.85%
8			2.05%	0.95%	0.74%	0.38%	1.75%	1.14%	1.14%
9				1.28%	0.74%	0.52%	2.26%	1.59%	1.51%
10				1.70%	0.76%	0.61%	2.40%	1.85%	1.65%
11				2.11%	0.81%	0.67%	2.62%	2.10%	1.82%
12					1.12%	0.69%	2.70%	2.31%	2.07%
13					1.29%	0.72%	2.72%	2.57%	2.26%
14					1.29%	0.76%	2.77%	2.86%	2.38%
15						0.84%	2.77%	3.05%	2.53%
16						0.85%	2.80%	3.19%	2.60%
17						0.88%	2.90%	3.28%	2.75%
18							3.05%	3.38%	2.78%
19							3.07%	3.44%	2.89%
20							3.09%	3.51%	2.92%
21							3.14%	3.61%	2.95%
22							3.14%	3.66%	3.00%
23							3.15%	3.71%	3.00%
24							3.18%	3.73%	3.00%
25							3.21%	3.77%	3.02%
26							3.21%	3.78%	3.04%
27							3.21%	3.80%	3.05%
28							3.21%	3.82%	3.06%
29							3.27%	3.82%	3.07%
30								3.82%	3.07%

[11]

Cumulative net charge-offs (as a % of aggregate original principal balance) are only included for those vintages and months since origination for which performance history exists for each loan of such vintage over such number of months since origination.

Term Loan Annualized Net Charge-Offs Experience12

	As of 5/31/2023	2022	2021	2020	2019	2018
Average Number of Term Loans Outstanding	17,236	15,168	10,393	15,214	20,913	19,319
Average Aggregate Unpaid Principal Balance	$889,938,468	$758,587,857	$442,684,455	$632,006,246	$867,112,999	$834,373,964
Net Charge-offs	$68,277,179	$79,755,371	$24,065,421	$132,424,601	$129,489,502	$101,464,659
Annualized Net Charge-off Rate	7.67%	10.51%	5.44%	20.95%	14.93%	12.16%

Line of Credit Annualized Net Charge-Offs Experience13

	As of 5/31/2023	2022	2021	2020	2019	2018
Average Number of Lines of Credit Outstanding	18,558	18,156	15,867	16,253	16,084	13,953
Average Aggregate Unpaid Principal Balance	$267,652,842	$230,336,298	$167,246,492	$215,152,952	$226,854,304	$148,838,149
Net Charge-offs	$13,756,080	$14,719,938	$7,849,107	$32,804,478	$22,555,856	$12,410,990
Annualized Net Charge-off Rate	5.14%	6.39%	4.69%	15.25%	9.94%	8.34%

[12]

The historical information in this table reflects net charge-offs in respect of the Term Loan Comparable Serviced Portfolio that were charged-off by the Seller in accordance with its then-existing policies and procedures. A Pooled Loan will be deemed a Charged-Off Loan under the Indenture if it is charged-off by the Seller in accordance with its Credit Policies or it has a Missed Payment Factor (i) in the case of Daily Pay Loans, higher than 60, (ii) in the case of Weekly Pay Loans, higher than 12 and (iii) in the case of Monthly Pay Loans, higher than 3.

[13]

The historical information in this table reflects net charge-offs in respect of the Line of Credit Comparable Serviced Portfolio that were charged-off by the Seller in accordance with its then-existing policies and procedures. A Pooled Loan will be deemed a Charged-Off Loan under the Indenture if it is charged-off by the Seller in accordance with its Credit Policies or it has a Missed Payment Factor (i) in the case of Daily Pay Loans, higher than 60, (ii) in the case of Weekly Pay Loans, higher than 12 and (iii) in the case of Monthly Pay Loans, higher than 3.